EXHIBIT 32

CLEAN HARBORS, INC. AND SUBSIDIARIES

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350, each of the undersigned certifies that, to his knowledge, this Quarterly Report on Form 10-Q for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Clean Harbors, Inc.

/s/ ALAN S. MCKIM

Alan S. McKim Chief Executive Officer

Date:    April 27, 2004

/s/ MARK S. BURGESS

Mark S. Burgess Executive Vice President and Chief Financial Officer

Date:    April 27, 2004